Greenwich Street

                                   CALIFORNIA
                               MUNICIPAL FUND INC.


                                                                Quarterly Report
                                                               November 30, 1997

                 Greenwich Street California Municipal Fund Inc.

Dear Shareholder:

We are pleased to provide the quarterly report for the Greenwich Street California Municipal Fund Inc. ("Fund") for the three months ended November 30, 1997. Over the three-month period covered by this report, the Fund distributed income dividends totaling $0.16 per share. The table below details the annualized distribution rates and three-month total return based on the Fund's November 30, 1997 net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price:

              Price           Annualized      Three-Month
            Per Share     Distribution Rate*  Total Return
            ---------     ------------------  ------------
           $14.00 (NAV)         4.63%            3.77%
           $12.75 (AMEX)        5.08%            1.25%

In comparison, the Fund's Lipper Analytical Services, Inc. ("Lipper") peer group average posted a total return based on NAV of 2.71% for the same time period. (Lipper is a major independent fund-tracking organization.)

Municipal Bond Market Update

The municipal bond market is in the midst of a powerful rally that began in early spring. Yet municipal bonds have not rallied quite as much as government bonds because this fall has seen a prolific issuance of refunding issues. All of this simply means that municipals are very attractive on an after-tax basis compared to government bonds at this time. We have, therefore, been fully invested with an emphasis on high-quality issues because of the little yield pick-up available from lower-rated issues. We tend to be value-oriented investors and quality in our view is coming at a small premium over Baa and lower-rated credits.

The powerful rally in municipals has created some very interesting investment opportunities. The long maturities in our marketplace are priced almost even with maturities that are considerably shorter. If we can maintain our coupon income yet take much less interest rate risk, we are delighted to do so. As long as the yield curve stays this "flat," we will continue to maintain a high grade profile, and also to seek to lessen our interest rate volatility in today's lower interest-rate environment. We have been waiting for this market opportunity for a while. Consistent with one of our key investment strategies, after large rallies,

----------
* This distribution assumes monthly dividends at the current rate of $0.054 per share for twelve months.

we tend to shorten up maturities a lot; after large declines, we usually become more aggressive.

California Economic Highlights

Throughout 1997, California's economic expansion rolled on. The cornerstone to this expansion has been strong job growth. Over the past several years California has been able to replace nearly all of the jobs it lost in the recession of the early 1990's. More importantly, these job gains have occurred over a broad range of industries that include high-tech manufacturing, entertainment and international trade. This employment diversification should enable the Golden State's economy to be less reliant on a narrower group of industries, (as it was in the late 1980s), and more resilient against any possible future economic downturns. Moreover, we believe this flexibility should allow California to be more economically competitive both on a national and international level throughout 1998.

Fund's Investment Strategy

During the past quarter, the Fund focused on hospital bonds (20.3%), transportation bonds (17.0%) and water and sewer bonds (20.5%) because we believe they offered good relative values. At the end of November, the Fund's weighted average maturity was approximately 24 years. In addition, as of November 30, 1997, about 88% of the Fund's holdings were rated investment grade by either Standard & Poor's Ratings Service or Moody's Investors Services Inc., with approximately 39% of the Fund invested in triple-A bonds, the highest possible rating. (Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.)

Municipal Bond Market Outlook

The fundamental outlook for bonds is quite good. The U.S. economy continues to produce healthy results without fanning the flames of inflation. And while inflation remains extremely low, with economic uncertainty prevalent in Southeast Asia, we expect it to stay that way for the next several quarters. Federal Reserve Board monetary policy appears to be on hold for the moment, and tax-exempt bonds are in decent supply and are attractively priced. All of those factors should add up to an investor-friendly climate with respect to municipal bonds over the next quarter or two. We remain committed and conservative in our investment strategy, but discipline will be the main determinant of your Fund's maturity structure.

In closing, thank you for investing in the Greenwich Street California Municipal Fund Inc. We look forward to continuing to help you pursue your financial goals.


Sincerely,


/s/ Heath B. McLendon              /s/ Joseph P. Deane

Heath B. McLendon                  Joseph P. Deane
Chairman                           Vice President

December 23, 1997

Schedule of Investments (unaudited)                            November 30, 1997

     FACE
    AMOUNT     RATINGS                    SECURITY                                          VALUE
-------------------------------------------------------------------------------------------------------
Education -- 8.6%
                           California Education Facility Authority:
  $ 2,100,000    A1*         Loyola Marymount University, 5.750% due 10/1/24              $ 2,157,750
    2,000,000    A3*         Southwestern University, 6.700% due 11/1/24                    2,180,000
-------------------------------------------------------------------------------------------------------
                                                                                            4,337,750
-------------------------------------------------------------------------------------------------------
General Obligation -- 3.5%
    1,715,000    AAA       California State GO, AMBAC-Insured, 5.000% due 10/11/18          1,665,694
      100,000    A-1+      Irvine California Improvement Board Act 1915 GO,
                             Assessment District No. 89-10, 3.750% due 9/2/15 (a)             100,000
-------------------------------------------------------------------------------------------------------
                                                                                            1,765,694
-------------------------------------------------------------------------------------------------------
Hospitals -- 20.3%
                           California Health Facility Financing Authority:
    1,930,000    A+          Daniel Freeman Hospital, 6.500% due 5/1/20                     2,094,050
    2,000,000    AA          Kaiser Permanente Hospital, 5.550% due 8/15/25                 1,997,500
    2,000,000    AA        California Statewide Community Development Authority,
                             COP, St. Joseph's Hospital, 6.625% due 7/1/21 (b)              2,275,000
    2,000,000    AA        Fresno Health Facility Revenue, Holy Cross Health
                             System, 5.625% due 12/1/15                                     2,052,500
    1,705,000    A         Torrence Hospital Revenue, Little Company of Mary
                             Hospital, 6.875% due 7/1/15                                    1,852,056
-------------------------------------------------------------------------------------------------------
                                                                                           10,271,106
-------------------------------------------------------------------------------------------------------
Housing -- 7.3%
    1,400,000    Aa2*      California HFA Home Mortgage, Series E, FHA-Insured,
                             6.375% due 8/1/27 (c)                                          1,489,250
    2,000,000    AAA       Santa Rosa Mortgage Revenue, Village Square
                             Apartments, FHA-Insured, 6.875% due 9/1/27                     2,180,000
-------------------------------------------------------------------------------------------------------
                                                                                            3,669,250
-------------------------------------------------------------------------------------------------------
Miscellaneous -- 10.5%
    2,000,000    AAA       Los Angeles Convention and Exhibition Center Authority
                             Lease Revenue, MBIA-Insured, 5.375% due 8/15/18                1,997,500
    1,675,000    AAA       Orange County 1996 Recovery COP,
                             Series A, MBIA-Insured, 6.000% due 7/1/26                      1,785,969
    1,500,000    NR        Sacramento County, CA Special Tax Refinancing,
                             Community Facilities District No.1, 6.300% due 9/1/21          1,530,000
-------------------------------------------------------------------------------------------------------
                                                                                            5,313,469
-------------------------------------------------------------------------------------------------------
Tax Allocation -- 12.3%
    2,100,000    Baa*      Hawthorne Community Redevelopment Agency,
                             Tax Allocation, 6.700% due 9/1/20                              2,241,750
    2,000,000    AAA       Rancho Cucamonga Redevelopment Agency,
                            Tax Allocation, MBIA-Insured, 5.250% due 9/1/26                 1,980,000
    2,000,000    AAA       San Jose Redevelopment Agency, Tax Allocation,
                             MBIA-Insured, 5.250% due 8/1/16                                2,005,000

-------------------------------------------------------------------------------------------------------
                                                                                            6,226,750
-------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)                November 30, 1997

     FACE
    AMOUNT     RATINGS                    SECURITY                                          VALUE
-------------------------------------------------------------------------------------------------------
Transportation -- 17.0%
  $ 2,000,000    Baa*      Foothill Eastern Transportation, California Toll Revenue,
                             6.000% due 1/1/34 (b)                                        $ 2,077,500
    2,000,000    AAA       Los Angeles County Metropolitan Transportation Authority,
                             Sales Tax Allocation, MBIA-Insured, 5.625% due 7/1/18          2,050,000
   20,000,000    NR        San Joaquin Hills Transportation Corridor Agency,
                             Senior Lien Toll, zero coupon due 1/1/26                       4,475,000
-------------------------------------------------------------------------------------------------------
                                                                                            8,602,500
-------------------------------------------------------------------------------------------------------
Water & Sewer -- 20.5%
    1,240,000    AAA       Anaheim Public Finance Authority, Water Utility,
                             (Lenain Filtration Project), FGIC-Insured,
                             5.250% due 10/1/19                                             1,235,350
    2,000,000    AA        California State Department of Water Revenue,
                             Series L, 5.500% due 12/1/23                                   2,017,500
    2,140,000    AAA       East Bay Mud Wastewater System, FGIC-Insured,
                             5.000% due 6/1/26                                              2,051,725
      400,000    A-1+      Irvine Ranch California Water District, Refunding,
                             3.750% due 4/1/33 (a)                                            400,000
    2,000,000    BBB+      Kings County Waste Management Authority, Solid
                             Waste Revenue, 7.200% due 10/1/14 (c)                          2,192,500
    1,000,000    AAA       Redding Joint Powers Financing Authority, Waste Water
                             Revenue, FGIC-Insured, 5.500% due 12/1/18                      1,012,500
    1,500,000    AAA       San Diego PCFA Sewer Revenue, FGIC-Insured,
                             5.000% due 5/15/20                                             1,445,625
-------------------------------------------------------------------------------------------------------
                                                                                           10,355,200
-------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost --  $43,490,221**)                                       $50,541,719
=======================================================================================================

(a) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(b)   Security is segregated by Custodian for open market purchase commitment.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 6 and 7 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

Bond Ratings

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --    Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --    Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --    Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB   --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   --    Bonds that are rated "Aaa" are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
            While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --    Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in
            "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     --    Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade
            obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --    Bonds that are rated "Baa" are considered as medium grade
            obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
            Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR    --    Indicates that the bond is not rated by Standard & Poor's or
            Moody's.

Short-Term Security Ratings

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


Security Descriptions

AMBAC  -- AMBAC Indemnity Corporation
COP    -- Certificate of Participation
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
GO     -- General Obligation
HFA    -- Housing Finance Agency
MBIA   -- Municipal Bond Investors Assurance Corporation
PCFA   -- Pollution Control Financing Authority

Statement of Assets and Liabilities (unaudited)                November 30, 1997

ASSETS:
  Investments, at value (Cost -- $43,490,221)                   $ 50,541,719
  Cash                                                                66,881
  Interest receivable                                                772,785
  Deferred organization costs                                         37,467
--------------------------------------------------------------------------------
  Total Assets                                                    51,418,852
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                   95,825
  Management fees payable                                             34,169
  Accrued expenses                                                    62,422
--------------------------------------------------------------------------------
  Total Liabilities                                                  192,416
--------------------------------------------------------------------------------
Total Net Assets                                                 $51,226,436
================================================================================
NET ASSETS:
  Par value of capital shares                                    $     3,658
  Capital paid in excess of par value                             43,831,350
  Overdistributed net investment income (34,400)
  Accumulated net realized gain from security transactions           374,330
  Net unrealized appreciation of investments                       7,051,498
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $14.00 a share on 3,658,334 shares of $0.001
  par value outstanding; 500,000,000 shares authorized)          $51,226,436
================================================================================

                            See Notes to Financial Statements.

Statement of Operations (unaudited)

For the Three Months Ended November 30, 1997

INVESTMENT INCOME:
  Interest                                               $  689,868
--------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                  111,131
  Audit and legal                                            12,362
  Shareholder and system servicing fees                       8,792
  Shareholder communications                                  6,827
  Amortization of deferred organization costs                 4,977
  Directors' fees                                               975
  Pricing service fees                                          878
  Registration fees                                             732
  Custody                                                       617
  Other                                                         854
--------------------------------------------------------------------
  Total Expenses                                            148,145
--------------------------------------------------------------------
Net Investment Income                                       541,723
--------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                 1,954,440
      Cost of securities sold                             1,889,900
--------------------------------------------------------------------
  Net Realized Gain                                          64,540
--------------------------------------------------------------------
  Changes in Net Unrealized Appreciation of Investments:
    Beginning of period                                   5,823,868
    End of period                                         7,051,498
--------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                 1,227,630
--------------------------------------------------------------------
Net Gain on Investments                                   1,292,170
--------------------------------------------------------------------
Increase in Net Assets From Operations                   $1,833,893
====================================================================

                       See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Three Months Ended November 30, 1997 (unaudited) and the Year Ended August 31, 1997
                                                   November 30      August 31
================================================================================
OPERATIONS:
  Net investment income                            $   541,723    $   2,269,926
  Net realized gain                                     64,540          602,584
  Increase in net unrealized appreciation            1,227,630        2,594,889
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             1,833,893        5,467,399
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                               (592,647)      (2,304,816)
  Net realized gains                                       --        (1,207,250)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                     (592,647)      (3,512,066)
--------------------------------------------------------------------------------
Increase in Net Assets                               1,241,246        1,955,333
NET ASSETS:
  Beginning of period                               49,985,190       48,029,857
--------------------------------------------------------------------------------
  End of period*                                   $51,226,436      $49,985,190
================================================================================
* Includes undistributed (overdistributed) net
  investment income of:                               $(34,400)         $16,524
================================================================================

                       See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

      1. SIGNIFICANT ACCOUNTING POLICIES

      The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (h) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      In addition, organization costs have been deferred and are being amortized on a straight-line basis over a five year period, beginning at the commencement of the Fund's operations in September 1994.

      2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. MANAGEMENT AGREEMENT AND AFFILIATED TRANSACTIONS

      Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Fund pays MMC a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one director of the Fund are employees of Smith Barney Inc., another subsidiary of SSBH.

      4. INVESTMENTS

      For the three months ended November 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                             $1,658,748
--------------------------------------------------------------------------------
Sales                                                                  1,954,440
================================================================================

      At November 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                         $7,051,498
Gross unrealized depreciation                                                 --
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $7,051,498
================================================================================

      5. PORTFOLIO CONCENTRATION

      Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

      6. FUTURES CONTRACTS

      Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio.The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At November 30, 1997, the Fund had no open futures contracts.

      7. LENDING OF PORTFOLIO SECURITIES

      The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by either cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

      At November 30, 1997, there were no securities on loan.

Financial Highlights

For a share of capital stock outstanding throughout each period:

                                               1997(1)     1997      1996    1995(2)(3)
=========================================================================================
Net Asset Value, Beginning of Period          $13.66      $13.13    $12.92     $12.00
-----------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)                      0.15        0.62      0.63       0.60
  Net realized and unrealized gain              0.35        0.87      0.30       0.84
-----------------------------------------------------------------------------------------
Total Income From Operations                    0.50        1.49      0.93       1.44
-----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.16)      (0.63)    (0.70)     (0.52)
  Net realized gains                              --       (0.33)    (0.02)        --
-----------------------------------------------------------------------------------------
Total Distributions                            (0.16)      (0.96)    (0.72)     (0.52)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                $14.00      $13.66    $13.13     $12.92
-----------------------------------------------------------------------------------------
Total Return, Based on Market Value             1.25%++    13.39%    11.92%      0.25%++
-----------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value*         3.77%++    12.19%     7.96%     12.24%++
-----------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $51,226     $49,985   $48,030    $47,250
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                   1.17%+      1.21%     1.15%      1.02%+
  Net investment income                         4.28+       4.64      4.75       5.16+
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                            3%         28%       42%         7%
-----------------------------------------------------------------------------------------
Market Value, End of Period                  $12.750     $12.750   $12.125    $11.500
=========================================================================================

(1)   For the three months ended November 30, 1997 (unaudited).
(2)   Based on the weighted average shares outstanding for the period.
(3) For the period from September 23, 1994 (commencement of operations) to August 31, 1995.
(4) The Manager has waived a portion of its management fees for the period ended August 31, 1995. If such fees were not waived, the per share decrease on net investment income would have been $0.01 and the expense ratio would have been 1.14%, annualized.
* The total return is based on the Fund's net asset value at the beginning and end of the period rather than the market value. Dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

Financial Data (unaudited)

For a share of capital stock outstanding throughout each period:

                               AMEX
   Record       Payable       Closing     Net Asset     Income    Reinvestment
    Date         Date         Price+        Value+     Declared      Price
================================================================================
  12/14/94      12/20/94      $10.875      $11.48      $0.05800     $10.27
   1/17/95       1/24/95       11.125       11.78       0.05800      11.27
   2/14/95       2/21/95       11.625       12.46       0.05800      11.77
   3/14/95       3/21/95       11.625       12.71       0.05800      11.77
   4/11/95       4/18/95       11.500       12.92       0.05800      11.65
   5/16/95       5/23/95       11.750       13.03       0.05800      11.77
   6/20/95       6/23/95       11.750       13.08       0.05800      12.02
   7/25/95       7/28/95       11.750       12.81       0.05800      11.95
   8/22/95       8/25/95       11.625       12.70       0.05800      11.65
   9/26/95       9/29/95       11.500       12.99       0.05800      11.65
  10/24/95      10/27/95       11.625       13.27       0.05800      11.77
  11/20/95      11/24/95       11.875       13.48       0.05800      12.02
  12/26/95      12/29/95       12.000       13.80       0.05800      12.02
  12/26/95*     12/29/95       12.000       13.80       0.02365      12.02
   1/23/96       1/26/96       12.063       13.75       0.05800      12.14
   2/20/96       2/23/96       11.938       13.78       0.05800      12.05
   3/26/96       3/29/96       11.750       13.27       0.05800      12.05
   4/23/96       4/26/96       12.000       13.10       0.05800      12.10
   5/28/96       5/31/96       12.000       13.19       0.05800      12.03
   6/25/96       6/28/96       12.000       12.96       0.05800      12.09
   7/23/96       7/26/96       12.375       13.14       0.05800      12.41
   8/27/95       8/30/96       12.125       13.27       0.05800      12.14
   9/24/96       9/27/96       11.875       13.25       0.05800      12.01
  10/22/96      10/25/96       12.000       13.43       0.05800      12.14
  11/25/96      11/29/96       12.500       13.73       0.05800      12.76
  12/03/96*     12/13/96       12.375       13.49       0.33000      12.76
   1/28/97       1/31/97       12.563       13.12       0.05800      12.75
   2/25/97       2/28/97       12.500       13.42       0.05800      12.64
   3/24/97       3/27/97       12.375       13.02       0.05800      12.50
   4/22/97       4/25/97       12.500       12.91       0.05800      12.61
   5/27/97       5/30/97       12.563       13.17       0.05800      12.72
   6/24/97       6/27/97       12.750       13.48       0.05800      12.86
   7/22/97       7/25/97       12.688       13.79       0.05400      12.82
   8/26/97       8/29/97       12.688       13.62       0.05400      12.89
   9/23/97       9/26/97       12.625       13.95       0.05400      13.03
  10/28/97      10/31/97       12.688       13.97       0.05400      12.90
  11/24/97      11/28/97       12.688       14.00       0.05400      13.08
================================================================================
+ Effective October 24, 1995, the Fund changed its valuation date from payable date to record date. For the period from December 14, 1994 through September 26, 1995, the AMEX closing price and net asset value are as of payable date.
*     Capital gain distribution.

Dividend Reinvestment Plan (unaudited)

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash.

      Distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "Street Name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in Street Name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check, mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the Common Stock is equal or exceeds the net asset value per share of the Common Stock on the date of valuation. Plan participants will be issued shares of Common Stock at a price equal to the greater of (1) net asset value most recently determined or (2) 95% of the market price of the Common Stock.

      If the market price of the Common Stock is less than the net asset value of the Common Stock at the time of valuation , or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. If following the commencement of purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the Common Stock, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. First Data will begin to purchase Common Stock on the open market as soon as practicable after the payment date of the dividend and capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan may also be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc. P.O. Box 1376, Boston, Massachusetts 02104 or by telephone at 1-800-331-1710.

Additional Shareholder Information (unaudited)

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                Greenwich Street

                                   CALIFORNIA
                               MUNICIPAL FUND INC.

DIRECTORS

Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

C. Richard Youngdahl, Emeritus

OFFICERS

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Mutual Management Corp.

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, MA 02104

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Greenwich Street
California Municipal Fund Inc.
388 Greenwich Street
New York, New York 10013

FD01057   1/98